EXHIBIT 4.4


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                              3.80% NOTES DUE 2008

                              5.30% NOTES DUE 2015

                             SUPPLEMENTAL INDENTURE

                                    between

                          INTERNATIONAL PAPER COMPANY

                                      and

                              THE BANK OF NEW YORK

                           Dated as of March 19, 2003




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                               TABLE OF CONTENTS

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                                                                           PAGE
                                                                           ----

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01.  Definition of Terms............................................2

                                   ARTICLE 2
                   GENERAL TERMS AND CONDITIONS OF THE NOTES

SECTION 2.01.  Designation and Principal Amount...............................5
SECTION 2.02.  Maturity.......................................................5
SECTION 2.03.  Depository.....................................................6
SECTION 2.04.  Form; Denomination.............................................6
SECTION 2.05.  Restrictive Legends............................................7
SECTION 2.06.  Special Transfer Provisions....................................9
SECTION 2.07.  Interest......................................................12

                                   ARTICLE 3
                            REDEMPTION OF THE NOTES

SECTION 3.01.  Optional Redemption by Company................................13
SECTION 3.02.  No Sinking Fund...............................................15

                                   ARTICLE 4
                                  MODIFICATION

SECTION 4.01.  Modification of Indenture and Supplemental Indenture..........15

                                   ARTICLE 5
                                  FORM OF NOTE

SECTION 5.01.  Form of Note..................................................16

                                   ARTICLE 6
                            ORIGINAL ISSUE OF NOTES

SECTION 6.01.  Original Issue of Notes; Further Issuances....................36


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                                   ARTICLE 7
                                 MISCELLANEOUS

SECTION 7.01.  Ratification of Indenture.....................................36
SECTION 7.02.  Trustee Not Responsible for Recitals..........................36
SECTION 7.03.  Governing Law.................................................36
SECTION 7.04.  Separability..................................................37
SECTION 7.05.  Counterparts..................................................37


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     3.80% NOTES DUE 2008 and 5.30% NOTES DUE 2015 SUPPLEMENTAL INDENTURE,
dated as of March 19, 2003 (the "Supplemental Indenture"), between International Paper Company, a New York corporation (the "Company"), and The Bank of New York, as trustee (the "Trustee") under the Indenture, dated as of April 12, 1999, between the Company and the Trustee (the "Indenture").

     WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide, among other things, for the future issuance of the Company's unsecured Securities to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

     WHEREAS, Section 9.1 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

     WHEREAS, Section 9.1(7) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 2.1 and
3.1 of the Indenture;

     WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture;

     WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of two new series of its Securities to be known as its 3.80% Notes due 2008 (the "Notes due 2008") and its 5.30% Notes due 2015 (the "Notes due 2015"; and together with the Notes due 2008, the "Notes"), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

     WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture and all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms, and
(ii) the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects:


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     NOW THEREFORE, in consideration of the purchase and acceptance of the
Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     SECTION 1.01. Definition of Terms.

     Unless the context otherwise requires:

     (a) a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

     (b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

     (c) the singular includes the plural and vice versa;

     (d) a reference to a Section or Article is to a Section or Article of this Supplemental Indenture;

     (e) headings are for convenience of reference only and do not affect interpretation;

     (f) the following terms have the meanings given to them in this Section 1.01(f):

     "Additional Interest" shall have the meaning set forth in Section 2.06(d).

     "Business Day" shall have the meaning set forth in Section 3.01(b).

     "Clearstream" means Clearstream Banking, Societe anonyme, Luxembourg.

     "Comparable Treasury Issue" shall have the meaning set forth in Section 3.01(b).

     "Comparable Treasury Price" shall have the meaning set forth in Section 3.01(b).


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     "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

     "Exchange Offer" means the exchange offer by the Company of Exchange Notes for Initial Notes pursuant to the Registration Rights Agreement.

     "Exchange Offer Registration Statement" means a registration statement relating to an Exchange Offer on an appropriate form and all amendments and supplements to such registration statement, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Notes" means the debt securities of the Company to be offered to Holders in exchange for Initial Notes of the applicable series pursuant to the Exchange Offer or otherwise pursuant to a Registration of Exchange Notes containing terms identical to the Notes for which they are exchanged (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the date of issuance of the Notes and (ii) the Exchange Notes will contain the alternative fifth paragraph appearing on the reverse of the Notes in the form recited above and will not contain terms with respect to transfer restrictions).

     "Global Note" shall have the meaning set forth in Section 2.03(a).

     "Independent Investment Banker" shall have the meaning set forth in
Section 3.01(b).

     "Initial Notes" means the Notes of each series issued under this Indenture which are not Exchange Notes.

     "Note" or "Notes" means any Security or Securities, as the case may be, authenticated and delivered under this Supplemental Indenture. For all purposes of this Supplemental Indenture, the term "Notes" shall include the Initial Notes of each series and any Exchange Notes to be issued and exchanged for any Initial Notes of each series pursuant to the Registration Rights Agreement and this Supplemental Indenture and, for purposes of this Supplemental Indenture, all Initial Notes and Exchange Notes of each applicable series shall vote together as one series of Notes under this Supplemental Indenture.

     "Notes due 2008" shall have the meaning set forth in the recitals above.

     "Notes due 2015" shall have the meaning set forth in the recitals above.


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     "Offshore Global Note" shall have the meaning set forth in Section 2.04(a)
hereof.

     "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth in 2.05(a).

     "Reference Treasury Dealer" shall have the meaning set forth in Section 3.01(b).

     "Reference Treasury Dealer Quotations" shall have the meaning set forth in
Section 3.01(b).

     "Registration" means a registered exchange offer for the Notes by the Company or other registration of the Notes under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 19, 2003, among the Company and the Purchasers and certain permitted assigns specified therein.

     "Registration Statement" means the Registration Statement pursuant to and as defined in the Registration Rights Agreement.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Certificate" means a certificate substantially in the form of Exhibit B to the form of Note contained in Section 5.01 hereof.

     "Remaining Life" shall have the meaning set forth in Section 3.01(b).

     "Restricted Legend" means the legend set forth in Section 2.05 hereof.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Rule 144A Certificate" means (i) a certificate substantially in the form of Exhibit A to the form of Note contained in Section 5.01 hereof or (ii) a written certification addressed to the Company and the Trustee to the effect that the person making such certification (x) is acquiring such Note (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a qualified institutional buyer within the meaning of Rule 144A, (y) is aware that the transfer to it or


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exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A and (z) acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stated Maturity Date" has the meaning set forth in Section 2.02.

     "Treasury Rate" shall have the meaning set forth in Section 3.01(b).

     "U.S. Global Note" shall have the meaning set forth in Section 2.04(a) hereof.

                                   ARTICLE 2
                   GENERAL TERMS AND CONDITIONS OF THE NOTES

     SECTION 2.01. Designation and Principal Amount.

     (a) 3.80% Notes due 2008

     There is hereby authorized a series of Securities designated the "3.80% Notes due 2008" initially offered in the aggregate principal amount of $300,000,000 which amount shall be as set forth in any written order of the Company for the authentication and delivery of Notes pursuant to Section 3.3 of the Indenture.

     (b) 5.30% Notes due 2015

     There is hereby authorized a series of Securities designated the "5.30% Notes due 2015" initially offered in the aggregate principal amount of $700,000,000 which amount shall be as set forth in any written order of the Company for the authentication and delivery of Notes pursuant to Section 3.3 of the Indenture.

     SECTION 2.02. Maturity.

     (a) The Notes due 2008 will mature on April 1, 2008, and the Notes due 2015 will mature on April 1, 2015 (respectively, the "Stated Maturity Date").


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     SECTION 2.03. Depository. The Depository Trust Company shall be the initial Depository, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depository" shall mean or include such successor.

     SECTION 2.04. Form; Denomination.

     (a) The Notes due 2008 and the Notes due 2015 shall each be issued initially in the form of one or more permanent restricted global Notes in registered form, substantially in the form recited below, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as herein provided; provided that Exchange Notes
(i) contain the alternative fifth paragraph appearing on the reverse of the Notes in the form recited below and (ii) shall not contain terms with respect to transfer restrictions.

     Initial Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Section 5.01 with such applicable legends as are provided for in Section 2.05 (the "U.S. Global Notes"), registered in the name of the nominee of the Depository, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

     Initial Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Section
5.01 with such applicable legends as are provided for in Section 2.05 (the "Offshore Global Notes"), registered in the name of the nominee of the Depository, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee, for credit to the respective accounts at the Depository or the depositories for Euroclear or for Clearstream, as hereinafter provided. The aggregate principal amount of the Offshore Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as hereinafter provided.

     The U.S. Global Notes and the Offshore Global Notes are collectively referred to herein as the "Global Notes."


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     (b) The Notes shall be issuable in denominations provided for in the form of Note recited below. The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

     SECTION 2.05. Restrictive Legends. (a) Except as otherwise provided in paragraph (c), each Global Note shall bear the following legend on the face thereof:

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER.

     THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF INTERNATIONAL PAPER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED, ONLY
(I) TO INTERNATIONAL PAPER, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES
(II) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

     BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER REPRESENTS THAT IT (1) IS A QUALIFIED


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INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT
AND IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, (2) ACQUIRED SUCH SECURITY IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR (3) IS NOT A U.S. PERSON AND IS PURCHASING THE NOTES IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S.

     PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (A)(IV) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     (b) (i) Each Global Note shall also bear the following legend on the face thereof:

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST


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COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
OTHER USE THEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         (ii) In addition, each Offshore Global Note shall bear the following legend on the face thereof until at least the 41st day after the Closing Date:

     ANY OFFER, SALE, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WITHIN FORTY DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THIS SECURITY OR THE DATE OF CLOSING OF SUCH OFFERING MAY BE MADE ONLY IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.

     (c) (i) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that any Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

         (ii) after an Initial Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) exchanged for an Exchange Note, the Company may instruct the Trustee to cancel such Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

     SECTION 2.06. Special Transfer Provisions. Unless and until an Initial
Note is exchanged for an Exchange Note in connection with an effective Registration pursuant to the Registration Rights Agreement, the following provisions shall apply:

     (a) The transfer or exchange of any Note (or a beneficial interest therein) that bears the Restricted Legend may only be made in compliance with the provisions of the Restricted Legend.


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     (b) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

     (c) The transfer or exchange of a beneficial interest in an Offshore Global Note for a beneficial interest in a U.S. Global Note may only be made upon receipt by the Trustee of a duly completed Rule 144A Certificate.

     (d) The transfer or exchange of a beneficial interest in a U.S. Global Note for a beneficial interest in an Offshore Global Note may only be made upon receipt by the Trustee of a duly completed Registration S Certificate.

     (e) By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Supplemental Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Supplemental Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Supplemental Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     (f) During the 40-day "distribution compliance period" as defined in Regulation S, beneficial interests in an Offshore Global Note may be held through the Depository only through Euroclear and Clearstream, and their respective direct and indirect participants.

     The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.5 of the Indenture or this Section 2.05. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among members of,


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or participants in, the Depository or beneficial owners of interests in any
Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     (g) A Global Note may be transferred, in whole but not in part, only to another nominee of the Depository, or to a successor Depository selected or approved by the Company or to a nominee of such successor Depository.

     (h) If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee will (x) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

     (i) If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to Article III of the Indenture, the Trustee, upon written notice from the Company, will authenticate and make available for delivery the Notes in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for the Global Note. In addition, the Company may at any time determine that the Notes shall no longer be represented by a Global Note. In such event the Company will execute, and subject to Section 3.5 of the Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Notes in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for the Global Note. Upon the exchange of the Global Note for such Notes in definitive registered form without coupons, in authorized denominations, the Global Note shall be cancelled by the Trustee.


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Such Notes in definitive registered form issued in exchange for the Global Note shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depository for delivery to the Persons in whose names such Notes are so registered.

     SECTION 2.07. Interest.

     (a) The Notes due 2008 will bear interest at the rate of 3.80% per annum and the Notes due 2015 will bear interest at the rate of 5.30% per annum (respectively, the "Coupon Rate") from the original date of issuance of each series until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the applicable Coupon Rate, compounded semi-annually, payable semi-annually in arrears on April 1 and October 1 of each year (each, an "Interest Payment Date") commencing on October 1, 2003, to the Person in whose name such Note or any predecessor Note is registered, at the close of business on the regular record date for such interest installment, which shall be the close of business on the March 15 or September 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

     (b) The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (c) Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof at the applicable Coupon Rate, compounded semi-annually and computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of additional interest payable for any full interest period will be computed by dividing the applicable Coupon Rate by two.


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     (d) In the event that a Registration Default (as defined in the
Registration Rights Agreement) occurs, the Company shall pay additional interest (in addition to the interest otherwise due herein) ("Additional Interest") to the Holder during the period immediately following the occurrence of any such Registration Default in an amount equal to 0.25% per annum (regardless of the number of Registration Defaults) from and including the date on which any such Registration Default shall occur (subject to the terms of the Registration Rights Agreement) to but excluding the date on which all such Registration Defaults have been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).

     There shall also be payable in respect of the Note all Additional Interest that may have accrued on such Note for which the Note was exchanged (as defined in such Note) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on such Note.

                                   ARTICLE 3
                            REDEMPTION OF THE NOTES

     SECTION 3.01. Optional Redemption by Company.

     (a) Subject to the provisions of Section 3.01(b) and to the provisions of
Article XI of the Indenture, except as otherwise may be specified in this Supplemental Indenture, the Company shall have the right to redeem the Notes, in whole or in part, at any time or from time to time, at a redemption price (the "Optional Redemption Price") equal to the greater of:

          (i) 100% of the principal amount plus accrued and unpaid interest to the Redemption Date; or

          (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months at (A) the Treasury Rate plus 25 basis points for the Notes due 2008 or (B) the Treasury Rate plus 30 basis points for the Notes due 2015, plus, in each case, accrued interest on the principal amount being redeemed to the Redemption Date.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days' prior notice before the Redemption Date to each Holder of the applicable series of Notes, at the Optional Redemption Price. If the Notes of the applicable series are only partially redeemed pursuant to this Section 3.01(a), the Notes of such series will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided, that if at the time of redemption the Notes of such series are registered as a Global Note, the Depository shall determine, in accordance with its procedures, the principal amount of the Notes of such series held by each Holder of Notes to be redeemed. The Optional Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

     (b) The following terms have the meanings given to them in this Section 3.01(b).

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of such series.

     "Comparable Treasury Price" means, with respect to any Redemption Date,
(A) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means any one of the Reference Treasury Dealers or an independent investment banking institution of national standing appointed by the Company.

     "Reference Treasury Dealer" means (i) each of Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Warburg LLC and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

     SECTION 3.02. No Sinking Fund.

     The Notes are not entitled to the benefit of any sinking fund.

                                   ARTICLE 4
                                  MODIFICATION

     SECTION 4.01. Modification of Indenture and Supplemental Indenture.

     Section 9.2 of the Indenture, as it relates to both the 3.80% Notes due 2008 and the 5.30% Notes due 2015, is hereby modified so that the reference to "not less than 66-2/3%" shall read "not less than a majority", except in the case of increasing (or reopening) the principal amount, no consent of Holders will be required.

                                   ARTICLE 5
                                  FORM OF NOTE

     SECTION 5.01. Form of Note.

     The Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                             (FORM OF FACE OF NOTE)

     [IF THE NOTE IS TO BE A GLOBAL NOTE, INSERT - THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL

SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [UNLESS AND UNTIL A SECURITY IS EXCHANGED FOR AN EXCHANGE NOTE OR SOLD IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT PURSUANT TO THE REGISTRATION RIGHTS AGREEMENT THE OFFSHORE GLOBAL NOTES SHALL BEAR THE FOLLOWING LEGEND ON THE FACE THEREOF UNTIL AT LEAST THE 41ST DAY AFTER THE CLOSING DATE.

     ANY OFFER, SALE, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WITHIN FORTY DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THIS SECURITY OR THE DATE OF CLOSING OF SUCH OFFERING MAY BE MADE ONLY IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.]

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER.

     THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF INTERNATIONAL PAPER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED, ONLY
(I) TO INTERNATIONAL PAPER, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE

SECURITIES ACT, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (II) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

     BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER REPRESENTS THAT IT (1) IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT,
(2) ACQUIRED SUCH SECURITY IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR (3) IS NOT A U.S. PERSON AND IS PURCHASING THE NOTES IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S.

     PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (A)(IV) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.



No.________________________                                     CUSIP No. o

                          INTERNATIONAL PAPER COMPANY

                               o% NOTES DUE 20__

     INTERNATIONAL PAPER COMPANY, a New York corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to_____________ or registered assigns, the principal sum of___________ Dollars

($___________) on o, 20__, and to pay interest on said principal sum from the date of original issuance, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on
o and o of each year (each such date, an "Interest Payment Date") commencing o, 2003, at the rate of o% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the
o or o (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

     Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof at the Coupon Rate, compounded semi-annually and computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period.

     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this __ th day of ________, ____.

                                            INTERNATIONAL PAPER COMPANY


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

Attest:


By:
   ----------------------------------
   Name:
   Title:

                    (FORM OF CERTIFICATE OF AUTHENTICATION)

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated_____________________

The Bank of New York,
as Trustee

By:________________________
      Authorized Signatory

                           (FORM OF REVERSE OF NOTE)

     This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of April 12, 1999, duly executed and delivered between the Company and The Bank of New York as Trustee (the "Trustee"), as supplemented by the 3.80% Notes due 2008 and 5.30% Notes due 2015 Supplemental Indenture dated as of March 19, 2003, between the Company and the Trustee (the Indenture, as so supplemented, the "Indenture"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Supplemental Indenture.

     The Company shall have the right to redeem this Note at the option of the Company, without premium or penalty, in whole or in part (an "Optional Redemption"), at a redemption price (the "Optional Redemption Price") equal to the greater of:

     (i) 100% of the principal amount plus accrued and unpaid interest to the Redemption Date; or

     (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus o basis points plus accrued interest on the principal amount being redeemed to the Redemption Date.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days prior notice before the Redemption Date to the Holders, at the Optional Redemption Price. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of redemption the Notes are registered as a Global Note, the Depository shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     [In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Company shall pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the Holder during the period immediately following the occurrence of any such Registration Default in an amount equal to 0.25% per annum (regardless of the number of Registration Defaults) from and including the date on which any such Registration Default shall occur (subject to the terms of the Registration Rights Agreement) to but excluding the date on which all such Registration Defaults have been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).]1

     [There shall also be payable in respect of this Note all Additional Interest that may have accrued on the Note for which this Note was exchanged (as defined in such Note) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on this Note.]2

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and

--------
     1 To be included in Initial Notes not Exchange Notes.

     2 To be included in Exchange Notes.

upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new

Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                           [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

_______________________________________________________________________________
Please print or typewrite name and address including zip code of assignee

_______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:  _________________________

Date:_________________________

                    [THE FOLLOWING PROVISION TO BE INCLUDED
                    ON ALL NOTES OTHER THAN EXCHANGE NOTES]

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act) after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred in accordance with its terms:

                                  [Check One]

     (1) [ ]     to the Company; or

     (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [ ] in the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

     (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

     (5) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof, provided, however, that if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                                  ______________________________
                                                            Signature

Signature Guarantee:


___________________________________               ______________________________
Signature must be guaranteed                                Signature

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:_____________                       ____________________________________
                                          NOTICE: To be executed by an executive
                                          officer

                        [TO BE ATTACHED TO GLOBAL NOTES]

               SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

                                                                                             Signature of
              Amount of decrease in  Amount of increase in   Principal Amount of this   authorized signatory of
    Date of    Principal Amount of    Principal Amount of   Global Note following such   Trustee or Securities
    Exchange   this Global Note        this Global Note        decrease or increase           Custodian
    --------  ---------------------  ---------------------  --------------------------  -----------------------

                                                                      EXHIBIT A

                     Form of Certificate to Be Delivered in
                Connection with Transfers Pursuant to Rule 144A


                                                               __________, 200_

The Bank of New York
101 Barclay Street
8th Floor - West
New York, New York 10286


Attention: Corporate Trust Administration

               Re: International Paper Company (the "Company") o
                   Notes due o (the "Notes")

Dear Sirs:

     This Certificate relates to:

     [CHECK A OR B AS APPLICABLE.]

     [ ] A. Our proposed purchase of $____ principal amount of Notes issued under the Indenture.

     [ ] B. Our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us.

     We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of __________, 200_, which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

     You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                  Very truly yours,

                                                  [Name of Holder]


                                                  By:_______________________
                                                     Authorized Signature

                                                                      EXHIBIT B

                     Form of Certificate to Be Delivered in
               Connection with Transfers Pursuant to Regulation S


                                                               __________, 200_

The Bank of New York
101 Barclay Street
8th Floor - West
New York, New York 10286


Attention: Corporate Trust Administration

            Re: International Paper Company (the "Company") o Notes
                due o (the "Notes")

Dear Sirs:

     Terms are used in this Certificate as used in Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise stated herein.

     [CHECK A OR B AS APPLICABLE.]

     [ ]A. This Certificate relates to our proposed transfer of $____ principal amount of Notes issued under the Indenture. We hereby certify as follows:

     1. The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

     2. Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

     3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.

     4. The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     5. If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

     [ ]B. This Certificate relates to our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us. We hereby certify as follows:

     1.   At the time the offer and sale of the Notes was made to us, either
          (i) we were not in the United States or (ii) we were excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

     2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

     3. The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                               Very truly yours,

                                               [Name of Transferee]


                                               By: ______________________
                                                   Authorized Signature

                                   ARTICLE 6
                            ORIGINAL ISSUE OF NOTES

     SECTION 6.01. Original Issue of Notes; Further Issuances.

     (a) The Notes due 2008 in the initial aggregate principal amount of $300,000,000 and the Notes due 2015 in the initial aggregate principal amount of $700,000,000 may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chairman, its Vice Chairman, its President, or any Vice President and its Treasurer or an Assistant Treasurer, without any further action by the Company.

     (b) The Company may, without notice to or the consent of the Holders of the Notes, issue additional notes of the same tenor as the Notes due 2008 or the Notes due 2015, so that such additional notes and the Notes due 2008 or the Notes due 2015, as applicable, shall form a single series. Any such Notes referred to in this Section 6.01(b) will be issued under a further supplemental indenture.

                                   ARTICLE 7
                                 MISCELLANEOUS

     SECTION 7.01. Ratification of Indenture.

     The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

     SECTION 7.02. Trustee Not Responsible for Recitals.

     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     SECTION 7.03. Governing Law.

     This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

     SECTION 7.04. Separability.

     In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 7.05. Counterparts.

     This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                           INTERNATIONAL PAPER COMPANY


                                           By   /s/ TOBIN J. TREICHEL
                                             ---------------------------------
                                             Name:  Tobin J. Treichel
                                             Title: Vice President - Finance


Attest:


By: /s/ BARBARA L. SMITHERS
   ------------------------------

                                           THE BANK OF NEW YORK
                                           as Trustee


                                           By   /s/ DOROTHY MILLER
                                             ---------------------------------
                                             Name:  Dorothy Miller
                                             Title: Vice President